SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2005

CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-32410 (Commission File Number)	98-0420726 (IRS Employer Identification No.)

1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 901-4500

Not Applicable
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 28, 2005, Celanese Corporation (the "Company") issued a press release announcing that the Company intends to pay holders of its Series A common stock a dividend of $0.16 annually, or 1% of the Company's initial public offering stock price of $16.00, and, in connection with that intention, declared on July 27, 2005 a cash dividend of $0.04 per share on its Series A common stock payable on August 11, 2005 to holders of record as of August 4, 2005. The press release further provided clarity on the Company's cash management strategy. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated July 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By: /s/ Corliss J. Nelson Name: Corliss J. Nelson Title: Executive Vice President and Chief Financial Officer

Date: July 28, 2005

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated July 28, 2005